Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
Attn:	Corporate Trust & Loan Agency/DBALT 2007-OA3
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N621204N
Date:	May 31, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 dated as of May 1, 2007 among MortgageIT Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Clayton Fixed Income Services Inc., as credit risk manager and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction”

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of May 31, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.
Trade Date:	May 24, 2007
Effective Date:	May 31, 2007
Termination Date:	May 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.14%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on May 25, 2012, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Additional Fixed Amount:
Additional Fixed Amount Payer	Counterparty represents and warrants that it has directed DB Structured Products, Inc. to make payment of the Additional Fixed Amount on its behalf.
Additional Fixed Amount	$2,970,000.00
Additional Fixed Amount Payment Date:	May 31, 2007
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD- Floating –BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 / ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N621204N
Payments to Counterparty: Wells Fargo Bank, NA ABA #121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-OA3 Certificate Swap Account #53149702

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3

/s/ Christopher A. Flanagan Name: Christopher A. Flanagan Title: Vice President Date: May 31, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: May 31, 2007
/s/ Cloris Eng Name: Cloris Eng Title: Assistant Vice President Date: May 31, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Swap Notional Amount ($)
May 25, 2007	June 25, 2007	1,328,270,000.00
June 25, 2007	July 25, 2007	1,291,929,696.98
July 25, 2007	August 25, 2007	1,256,591,064.31
August 25, 2007	September 25, 2007	1,222,223,777.60
September 25, 2007	October 25, 2007	1,188,800,891.76
October 25, 2007	November 25, 2007	1,156,296,215.34
November 25, 2007	December 25, 2007	1,124,684,289.29
December 25, 2007	January 25, 2008	1,093,940,366.35
January 25, 2008	February 25, 2008	1,064,040,390.96
February 25, 2008	March 25, 2008	1,034,960,979.85
March 25, 2008	April 25, 2008	1,006,678,568.60
April 25, 2008	May 25, 2008	979,170,945.33
May 25, 2008	June 25, 2008	952,417,278.05
June 25, 2008	July 25, 2008	926,396,989.02
July 25, 2008	August 25, 2008	901,089,846.40
August 25, 2008	September 25, 2008	876,476,173.17
September 25, 2008	October 25, 2008	852,536,786.44
October 25, 2008	November 25, 2008	829,253,038.52
November 25, 2008	December 25, 2008	806,606,801.86
December 25, 2008	January 25, 2008	784,580,454.43
January 25, 2009	February 25, 2009	763,156,865.54
February 25, 2009	March 25, 2009	742,319,381.98
March 25, 2009	April 25, 2009	722,051,186.75
April 25, 2009	May 25, 2009	702,336,453.90
May 25, 2009	June 25, 2009	683,160,369.91
June 25, 2009	July 25, 2009	664,508,287.39
July 25, 2009	August 25, 2009	646,365,794.81
August 25, 2009	September 25, 2009	628,718,874.39
September 25, 2009	October 25, 2009	611,550,886.61
October 25, 2009	November 25, 2009	594,851,666.45
November 25, 2009	December 25, 2009	578,608,289.06
December 25, 2009	January 25, 2009	562,808,189.09
January 25, 2010	February 25, 2010	547,439,150.70
February 25, 2010	March 25, 2010	532,489,297.65
March 25, 2010	April 25, 2010	517,946,045.91
April 25, 2010	May 25, 2010	503,775,757.34
May 25, 2010	June 25, 2010	489,988,770.41
June 25, 2010	July 25, 2010	476,578,044.36
July 25, 2010	August 25, 2010	463,531,669.49
August 25, 2010	September 25, 2010	450,841,248.60
September 25, 2010	October 25, 2010	438,496,974.17
October 25, 2010	November 25, 2010	426,488,933.78
November 25, 2010	December 25, 2010	414,806,158.92
December 25, 2010	January 25, 2010	403,439,536.60
January 25, 2011	February 25, 2011	392,382,724.05
February 25, 2011	March 25, 2011	381,627,004.62
March 25, 2011	April 25, 2011	371,163,508.28
April 25, 2011	May 25, 2011	360,984,704.56
May 25, 2011	June 25, 2011	351,082,351.86
June 25, 2011	July 25, 2011	341,447,384.46
July 25, 2011	August 25, 2011	332,046,381.68
August 25, 2011	September 25, 2011	322,887,313.00
September 25, 2011	October 25, 2011	313,965,112.44
October 25, 2011	November 25, 2011	305,284,606.74
November 25, 2011	December 25, 2011	296,823,655.74
December 25, 2011	January 25, 2011	288,594,517.93
January 25, 2012	February 25, 2012	280,498,371.16
February 25, 2012	March 25, 2012	272,510,202.25
March 25, 2012	April 25, 2012	264,734,587.48
April 25, 2012	May 25, 2012	257,072,081.62